UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ___)

_____________________

Filed by the Registrant ☒                 Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Precigen, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE

On April 28, 2021, Precigen, Inc. (the “Company,” “Precigen,” “we,” “us” and “our”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related Proxy Card (the “Proxy Card”) for the Company’s 2021 Annual Meeting of Shareholders with the Securities and Exchange Commission (the “SEC”). The Proxy Statement was filed in connection with the Company’s 2021 Annual Meeting of Shareholders to be held on June 10, 2021 (together with any adjournment or postponement thereof, the “Annual Meeting”). This supplement to the Proxy Statement and Proxy Card (the “Proxy Statement Supplement”) is being filed to add a new Proposal 4 that is soliciting a non-binding advisory vote from Company shareholders on the frequency at which the Company’s shareholders shall have an advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 4”). This Proposal 4 was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC and this filing corrects this omission. Other than the addition of Proposal 4 to the Proxy Statement and the Proxy Card and an updated Notice of the Annual Meeting that adds Proposal 4, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of Company shareholders for all proposals to be voted on at the Annual Meeting.

Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement. This supplement should be read together with the Proxy Statement.

PROXY STATEMENT SUPPLEMENT FOR THE 2021 ANNUAL MEETING OF Shareholders

This Proxy Statement Supplement supplements and amends the Proxy Statement for the Company’s 2021 Annual Meeting to (i) add a new Proposal 4 to the Proxy Statement that provides for a non-binding, advisory vote of Company shareholders on the frequency at which the Company’s shareholders shall have the advisory say-on-pay vote on compensation paid to our named executive officers and (ii) update the Notice of the Annual Meeting, attached as Appendix A, to add the new Proposal 4 (the “Amended Notice”). This Proxy Statement Supplement, along with the accompanying Amended Notice, contains additional information about the Annual Meeting. The Annual Meeting will be held on June 10, 2021 at 9:00 a.m. Eastern Time via the Internet at www.virtualshareholdermeeting.com/PGEN2021.

This Proxy Statement Supplement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting. This Proxy Statement Supplement is being furnished to our shareholders of record as of the close of business on April 13, 2021, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, pursuant to the accompanying Amended Notice. This Proxy Statement Supplement does not provide all of the information that is important to your decisions at the Annual Meeting. Additional information is included in the Proxy Statement that was previously made available to our shareholders.

We also have amended the Proxy Card to include Proposal 4. Shareholders of record may vote on all four proposals by submitting the new Proxy Card or by using the voting options set forth in the Proxy Statement. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board of Directors.

PROPOSALS TO BE VOTED UPON BY SHAREHOLDERS

Information contained in this Proxy Statement Supplement relates to Proposal 4 that will be presented to shareholders at the Annual Meeting. Information regarding Proposals 1, 2 and 3 that will be presented to shareholders at the Annual Meeting can be found in the Proxy Statement, and which is concurrently being made available to you or mailed to you, if you requested a hard copy. We urge you to read this Proxy Statement Supplement carefully and in its entirety together with the Proxy Statement.

Whether or not you expect to attend the Annual Meeting, we encourage you to read the Proxy Statement and the Proxy Statement Supplement and vote over the Internet, by telephone or by requesting and submitting your Proxy Card as soon as possible, so that your shares may be represented at the Annual Meeting. For specific instructions on how to vote your shares, please refer to the section titled “Questions and Answers about the Annual Meeting” beginning on page 1 of the Proxy Statement and the instructions on the Notice of Internet Availability.

Votes Needed for Approval; Effect of Abstentions and Broker Non-Votes.

Proposal		Vote Required	How May You Vote	Abstentions and broker non-votes
4.	Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers	Frequency receiving Majority of votes cast (1)	“1 Year,” “2 Years,” “3 Years,” or “Abstain”	No effect on the vote outcome for Proposal 4

(1) As an advisory vote, this proposal is not binding. However, our Board and Compensation and Human Capital Management Committee will take into account the outcome of this vote when making future decisions regarding the frequency of holding future advisory votes on executive compensation.

PROPOSAL 4
ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

As described in Proposal 3 in the Proxy Statement, we are providing our shareholders with the opportunity to cast an advisory vote on the compensation of the Company’s named executive officers.

Section 14A of the Exchange Act requires us, at least once every six years, to allow our shareholders the opportunity to cast an advisory vote on how often we should seek future advisory votes on the compensation of the Company’s named executive officers in our proxy materials for future shareholder meetings. Under this proposal, shareholders may vote to have the “say-on-pay” vote every year, every two years or every three years, or may abstain from voting.

Our Board of Directors has determined that continuing to hold an advisory vote every year on executive compensation is the most appropriate alternative for the Company. This is in line with the Company’s compensation policies and practices, which are designed to incentivize the Company’s named executive officers to build long-term shareholder value. The Board of Directors believes that shareholder perspectives should be a factor that is taken into consideration by the Board of Directors and the Compensation and Human Capital Management Committee in making decisions with respect to executive compensation. By providing an advisory vote on executive compensation every year, our shareholders will be able to provide us with direct input on our compensation philosophy, policies and practices in a manner that takes into account long-term equity incentives. We understand that our shareholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our shareholders on this agenda item annually. Accordingly, our Board of Directors recommends that the advisory vote on executive compensation be held every year. This advisory vote gives you as a shareholder the opportunity to vote on the frequency of advisory votes on executive compensation for the Company’s named executive officers through the following resolution:

“RESOLVED, that the shareholders wish the Company to include an advisory vote on the compensation of the Company’s named executive officers pursuant to Rule 14a-21(b) of the Exchange Act every:

•	1 Year;

•	2 Years;

•	3 Years; or

•	Abstain.”

While we believe that a vote of every year is the best choice for us, you are not voting to approve or disapprove our recommendation of every year, but rather to make your own choice among a vote of once every year, every two years or every three years. You may also abstain from voting on this proposal.

This vote is advisory and therefore not binding on the Company, the Compensation and Human Capital Management Committee or the Board of Directors.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
FOR “1 YEAR” FOR THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

APPENDIX A

PRECIGEN, INC.
20374 Seneca Meadows Parkway
Germantown, Maryland 20876

UPDATED NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS
To Be Held On June 10, 2021

To Our Shareholders:

THIS UPDATED NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of Precigen, Inc. (“Precigen,” “we,” “us,” “our,” or the “Company”) will continue to be held in virtual meeting format only at 9:00 a.m. Eastern Time, Thursday, June 10, 2021.

At the Annual Meeting, you will be asked the following, which now includes Proposal 4 and which are more  fully described in the Proxy Statement and the supplement to the Proxy Statement:

1.	to elect the ten nominees named in the accompanying Proxy Statement to the Board of Directors, each to serve a one-year term expiring at the earlier of the next Annual Meeting or until his or her successor is duly elected and qualified;

2.	to ratify the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.	to approve a non-binding advisory resolution approving the compensation of the named executive officers;

4.	to select, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers; and

5.	to transact any other business that may properly be brought before the Annual Meeting or any adjournments or postponements thereof.

The Proxy Statement Supplement contains additional information related to the new Proposal 4 to be considered by shareholders at the Annual Meeting. However, the Proxy Statement Supplement does not include all of the information provided in connection with the Annual Meeting. Accordingly, we urge you to read the Proxy Statement Supplement carefully and in its entirety together with the Proxy Statement.

To join the meeting webcast, go to www.VirtualShareholderMeeting.com/PGEN2021 shortly before the meeting time and follow the instructions.

As of the date of this notice, we have not received notice of any matters, other than those set forth above, that may properly be presented at the Annual Meeting. If any other matters are properly presented for consideration at the meeting, the persons named as proxies on the proxy card, or their duly constituted substitutes, will be deemed authorized to receive notice on behalf of and to vote the shares represented by proxy or otherwise act on those matters in accordance with their business judgment.

The Board of Directors has fixed the close of business on April 13, 2021 as the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting. As permitted by rules adopted by the Securities and Exchange Commission, we are furnishing our Proxy Supplement as well as our Proxy Statement, Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Annual Report”), and proxy card over the internet to our shareholders. This means that our shareholders will receive only a notice containing instructions on how to access the proxy materials over the internet. If you would like to receive a paper copy of the proxy materials, the notice contains instructions on how you can request copies of these documents.

Your vote is very important to us. Please read the Proxy Statement and Proxy Supplement and then, regardless of whether you are able to attend the Annual Meeting, vote your shares as promptly as possible. Please note that in the absence of specific instructions as to how to vote, brokers may not vote your shares on the election of directors, the non-binding proposal to approve the compensation of the named executive officers or the non-binding proposal on the frequency of future advisory votes on the compensation of our named executive officers. You may revoke your proxy and change your vote by entering new instructions on either the telephone or internet voting system before 11:59 p.m. Eastern Time on June 9, 2021, by submitting a proxy with a later date before the polls close at the Annual Meeting, by delivering a written revocation to our Corporate Secretary such that it is received before the polls close at the Annual Meeting, or by voting your shares in person at the Annual Meeting. Please note that voting in advance in any of the ways described will not prevent you from attending the Annual Meeting should you choose to do so. Even if you cannot attend the Annual Meeting, please vote your shares as promptly as possible.

By Order of the Board of Directors,
DONALD P. LEHR
Corporate Secretary

Germantown, Maryland
April 29, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2021

Our Proxy Statement, including the accompanying notice and form of proxy, Proxy Supplement and our 2020 Annual Report are available online, free of charge, at https://materials.proxyvote.com.

PRECIGEN, INC. 20374 SENECA MEADOWS PARKWAY GERMANTOWN, MARYLAND 20876

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on June 9, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/PGEN2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on June 9, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D52918-P55559 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRECIGEN, INC.

The Board of Directors recommends you vote FOR the following:

1. Company Proposal - Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Randal Kirk	☐	☐	☐
1b. Cesar Alvarez	☐	☐	☐
1c. Steven Frank	☐	☐	☐
1d. Vinita Gupta	☐	☐	☐
1e. Fred Hassan	☐	☐	☐
1f. Jeffrey Kindler	☐	☐	☐
1g. Dean Mitchell	☐	☐	☐
1h. Helen Sabzevari	☐	☐	☐
1i. Robert Shapiro	☐	☐	☐
1j. James Turley	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2 and 3:	**For**	**Against**	**Abstain**
2. Company Proposal – Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year ending December 31, 2021.	☐	☐	☐
3. Company Proposal – Advisory vote on executive compensation.	☐	☐	☐

The Board of Directors recommends you vote "1 Year" for Proposal 4:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
4. Company Proposal – Select, on a non-binding and advisory basis, the frequency of future advisory votes on the compensation of named executive officers	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Proxy Statement are available at www.proxyvote.com.

D52919-P55559

PRECIGEN, INC.
Annual Meeting of Shareholders
June 10, 2021 9:00 AM EDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Helen Sabzevari and Donald P. Lehr, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of PRECIGEN, INC., that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM EDT on June 10, 2021, via a live webcast at www.virtualshareholdermeeting.com/PGEN2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

You invested in PRECIGEN, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 10, 2021.

Get informed before you vote

View the Annual Report, Proxy Statement and Proxy Statement Supplement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Company Proposal - Election of Directors Nominees: 1a. Randal Kirk	For
1b. Cesar Alvarez	For
1c. Steven Frank	For
1d. Vinita Gupta	For
1e. Fred Hassan	For
1f. Jeffrey Kindler	For
1g. Dean Mitchell	For
1h. Helen Sabzevari	For
1i. Robert Shapiro	For
1j. James Turley	For
2. Company Proposal - Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year ending December 31, 2021.	For
3. Company Proposal - Advisory vote on executive compensation.	For
4. Company Proposal - Select, on a non-binding and advisory basis, the frequency of future advisory shareholder votes on the compensation of named executive officers.	Year
NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.
You may attend the meeting and vote during the meeting when the polls are open via the Internet. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting. When voting, have the information that is printed in the box marked by the arrow and follow instructions.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D52936-P55559